 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2019

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 8.01 of the Current Report on Form 8-K previously filed on July 25, 2019 to confirm that Nektar Therapeutics, a Delaware corporation ("Nektar") did not receive an action letter from the FDA regarding Nektar's NDA for NKTR-181, and as previously reported, Nektar continues to work with the FDA on the review of the NDA.

Item 8.01	Other Events

As previously disclosed, on July 23, 2019, Nektar received a General Advice letter (“Letter”) from the U.S. Food and Drug Administration (“FDA”) regarding Nektar’s New Drug Application (“NDA”) for NKTR-181, a novel mu-opioid analgesic drug candidate.

In the Letter, the FDA stated that it is postponing product-specific advisory committee meetings for opioid analgesics, including the one previously scheduled for August 21, 2019 to discuss the NDA for the NKTR-181 product, while the agency continues to consider a number of scientific and policy issues relating to this class of drugs. The Letter stated that the FDA’s reason for postponing the advisory committee meeting for NKTR-181 is not unique to the NKTR-181 product. The Letter further stated that the FDA will continue to review the NDA for NKTR-181 and will request additional information from Nektar, as needed. However, the FDA did indicate in the Letter that it is possible the agency may not be able to meet the Prescription Drug User Fee Act (“PDUFA”) goal date of August 29, 2019, due to the postponement of the advisory committee meeting.

As of the date and time of this filing, Nektar has not received an action letter from the FDA regarding Nektar’s NDA for NKTR-181, thereby resulting in the FDA not meeting the PDUFA goal date of August 29, 2019.

Nektar will continue to work closely with the FDA as they continue their review of the NDA for NKTR-181.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date:	August 29, 2019	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

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